UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 2, 2020
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	RCII	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders of Rent-A-Center, Inc. (the “Company”) was held on June 2, 2020. At the meeting, the Company’s stockholders voted on four matters: (1) the re-election of three Class II directors nominated by the Company’s board of directors, (2) the ratification of the Audit & Risk Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) the advisory vote on the compensation of the named executive officers of the Company for the year ended December 31, 2019, as set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on April 23, 2020, and (4) the advisory vote on the frequency of future advisory votes on executive compensation. The final voting results for each proposal are set forth below.
Proposal One: Having received more than a majority of votes cast at the meeting, each of the individuals named below was elected to a three-year term as a Class II director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey J. Brown	45,048,627	1,386,183	2,585	5,256,936
Mitchell E. Fadel	46,244,728	189,091	3,576	5,256,936
Christopher B. Hetrick	45,202,153	1,216,950	18,292	5,256,936
The terms of office of the following directors of the Company continued after the 2020 Annual Meeting of Stockholders:
Michael J. Gade
Glenn P. Marino
Carol A. McFate
Harold Lewis

Proposal Two: The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified with voting on the proposal as follows:

Votes For	Votes Against	Abstentions
50,521,320	90,956	1,082,055
Proposal Three: The compensation of the named executive officers of the Company for the year ended December 31, 2019 was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstentions	Borker Non-Votes
44,943,322	1,441,052	53,021	5,256,936
Proposal Four: The frequency of future advisory votes on executive compensation voted for by stockholders, on an advisory basis, was every one year, as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
45,226,955	14,420	1,152,131	43,889	5,256,936

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date:	June 3, 2020	By:	/s/ Byran Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Secretary